UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRUST FOR PROFESSIONAL MANAGERS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[...], 2024

Dear Shareholder:

I am writing to inform you of an upcoming special joint meeting (the “Special Meeting”) of the shareholders of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF (each, a “Fund,” and collectively, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). The purpose of the Special Meeting is to seek shareholder approval of the proposals (each, a “Proposal,” and collectively, the “Proposals”) discussed below and in the accompanying Proxy Statement:

Proposal 1:
To approve an investment advisory agreement between Envestnet Asset Management, Inc. (“Envestnet”) and the Trust, on behalf of each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF.

Proposal 2:	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

Shareholders of each Fund will vote separately on the Proposals. A Proposal will be effected with respect to an individual Fund only if such Fund’s shareholders approve the Proposal but will not be contingent on approval of the Proposal by any other Fund’s shareholders.

Envestnet has served as the investment adviser to the Funds, each a series of the Trust, since their inception. On July 11, 2024, Envestnet, Inc. (the “Company”), the parent company of Envestnet, agreed to be acquired by vehicles managed or advised by Bain Capital Private Equity, LP, a Delaware limited partnership and private equity firm (“Bain”), and certain minority co-investors, pursuant to which Bain will acquire, through its ownership of the Company, a majority ownership equity stake in Envestnet (the “Transaction”). The closing of the Transaction, which is expected in the fourth quarter of 2024, subject to the satisfaction of customary closing conditions, including required regulatory approvals, may be deemed to result in an assignment, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the current investment advisory agreement between the Trust, on behalf of the Funds, and Envestnet dated February 28, 2023 (the “Current Investment Advisory Agreement”) and, as a result, its automatic termination.

In connection with the Transaction, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund of which you are a shareholder, and Envestnet (the “New Investment Advisory Agreement”), which will allow Envestnet to continue to serve as the Fund’s investment adviser following the closing on the Transaction. The Transaction and approval of the New Investment Advisory Agreement will not result in any significant changes for the shareholders of each of the Funds. The Funds’ principal investment strategies will not change as a result of approval of the New Investment Advisory Agreement and the unitary management fee paid by each Fund to Envestnet, and the services provided by Envestnet to each Fund will be the same under the New Investment Advisory Agreement as they are under the Current Investment Advisory Agreement. There will be no change to the Funds’ portfolio managers and the same investment sub-advisers that currently serve each Fund will be unchanged. The 1940 Act requires, with respect to each Fund, that the New Investment Advisory Agreement be approved by both the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), and a “majority of the outstanding voting securities” of such Fund as such term is defined in the 1940 Act. The New Investment Advisory Agreement will become effective with respect to a Fund upon the later of (i) the closing of the Transaction and (ii) approval by such Fund’s shareholders. This proposal is explained more fully in the accompanying Proxy Statement.

On October 17, 2024, the Trust’s Board of Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement for each Fund.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proposals and the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Special Meeting is scheduled to be held on January 8, 2025 at 10:00 a.m. Central time (together with any adjournments or postponements thereof). The Special Meeting will be held in a virtual meeting format only at https://www.viewproxy.com/EnvestnetETF/broadridgevsm/. If you are a shareholder of record of a Fund as of the close of business on October 28, 2024, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The proposal to approve the New Investment Advisory Agreement with Envestnet has been carefully reviewed by the Trust’s Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees unanimously recommends that you vote FOR this proposal. It is very important that we receive your vote before January 8, 2025. Voting is quick and easy. Everything you need is enclosed. You may cast your vote in the following ways:

•VIA THE INTERNET: Visit the website indicated on your Proxy Card(s). Enter the control number on your Proxy Card(s) and follow the instructions.
•BY PHONE: Please call the toll-free number listed on your Proxy Card(s). The control number on your Proxy Card(s) will be needed at the time of the call.
•BY MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.
•BY ATTENDING THE SPECIAL MEETING: You may virtually attend the Special Meeting to vote; however, even if you intend to do so, we encourage you to vote early using one of the methods indicated above. Please see the Proxy Statement for instructions on how to vote virtually at the Special Meeting.

We appreciate your participation and prompt response in this matter. If you have any questions, please call Broadridge Financial Solutions, Inc. at 1-844-557-9027. Representatives are available to take your call Monday through Friday 9 a.m. to 10 p.m., Eastern time.

Sincerely,

/s/ Gregory A. Classen
Gregory A. Classen
Principal Director, Portfolio Management
Envestnet Asset Management, Inc.

ActivePassive Core Bond ETF
ActivePassive Intermediate Municipal Bond ETF
ActivePassive International Equity ETF
ActivePassive U.S. Equity ETF

Each, a series of Trust for Professional Managers

Important information to help you understand and vote on the proposals:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposals you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:
As of October 28, 2024 (the “Record Date”), you were a shareholder of record of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and/or ActivePassive U.S. Equity ETF (each, a “Fund,” and collectively, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Fund, and Envestnet Asset Management, Inc. (“Envestnet” or the “Adviser”), to serve as the investment adviser to each of the Funds. This document includes a Notice of Special Joint Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and Proxy Card(s).

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on October 17, 2024, the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved Envestnet to continue as the investment adviser to each Fund under a new Investment Advisory Agreement, subject to the approval by such Fund’s shareholders.

Question:	What am I being asked to vote on?

Q&A	1

You are being asked to vote to approve the New Investment Advisory Agreement. Envestnet has served as the investment adviser to the Funds since their inception on May 2, 2023. On July 11, 2024, Envestnet, Inc. (the “Company”), the parent company of Envestnet, agreed to be acquired by vehicles managed or advised by Bain Capital Private Equity, LP, a Delaware limited partnership and a private equity firm (“Bain”), and certain minority co-investors, pursuant to which Bain will acquire, through its ownership of the Company, a majority ownership equity stake in Envestnet (the “Transaction”). The closing of the Transaction, which is expected in the fourth quarter of 2024, subject to the satisfaction of customary closing conditions, including required regulatory approvals, may be deemed to result in an assignment, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the current investment advisory agreement between the Trust, on behalf of the Funds, and Envestnet dated February 28, 2023 (the “Current Investment Advisory Agreement”) and, as a result, its automatic termination. The Transaction and approval of the New Investment Advisory Agreement will not result in any significant changes for the shareholders of the Funds. The Funds’ principal investment strategies will not change as a result of approval of the New Investment Advisory Agreement and the unitary management fee paid by each Fund to Envestnet, and the services provided by Envestnet to each Fund will be the same under the New Investment Advisory Agreement as they are under the Current Investment Advisory Agreement. There will be no change to the Funds’ portfolio managers and the same investment sub-advisers that currently serve each Fund will be unchanged.

Question:	What will happen if shareholders of a Fund do not approve the New Investment Advisory Agreement prior to the closing date of the Transaction?

Answer:
At an in-person meeting held on October 17, 2024, the Board, including a majority of the Independent Trustees, approved the Interim Investment Advisory Agreement. The Interim Investment Advisory Agreement will go effective with respect to a Fund upon the closing of the Transaction if shareholder approval of the New Investment Advisory Agreement has not been obtained with respect to such Fund at that time and allows Envestnet to serve as investment adviser to such Fund for up to 150 days while Envestnet and the Trust seek to obtain shareholder approval of a permanent investment advisory agreement with respect to such Fund. The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement except for the effective date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser with respect to a Fund are held in an escrow account until shareholders of such Fund approve the New Investment Advisory Agreement.

Question:	Has the Board approved the proposals and how does the Board recommend that I vote?

Answer:
Yes. The Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement at a meeting held on October 17, 2024. The Board recommends that shareholders of the Funds also vote in favor of the proposals.

Question:	What will happen if a Fund’s shareholders do not approve the New Investment Advisory Agreement?

Q&A	2

Answer:
At an in-person meeting held on October 17, 2024, the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and Envestnet (the “Interim Investment Advisory Agreement”). The Interim Investment Advisory Agreement with respect to a Fund will go effective upon the closing of the Transaction if shareholder approval of the New Investment Advisory Agreement has not been obtained with respect to such Fund at that time and allows Envestnet to serve as investment adviser to such Fund for up to 150 days while Envestnet and the Trust seek to obtain shareholder approval of the New Investment Advisory Agreement with respect to such Fund. The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement except for the effective date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser with respect to a Fund are held in an escrow account until shareholders of such Fund approve the New Investment Advisory Agreement.

Although the Board recommends that the shareholders of each Fund approve the New Investment Advisory Agreement, the approval by shareholders of one Fund is not contingent upon the approval of the proposal by shareholders of the other Funds. If the shareholders of a Fund do not approve the New Investment Advisory Agreement for such Fund within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will consider other alternatives for such Fund, including, but not limited to, appointing another investment adviser for such Fund, seeking exemptive relief from the SEC to allow Envestnet to continue managing such Fund, or liquidating such Fund.

Question:	How will my approval of the New Investment Advisory Agreement affect the management and operation of the Funds?

Answer:	The Funds’ principal investment strategies will not change as a result of the New Investment Advisory Agreement. It is anticipated that there will be no change to the Funds’ portfolio managers. You will continue to receive uninterrupted investment management and shareholder services.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held in a virtual meeting format only on January 8, 2025 at 10:00 a.m. Central time at https://www.viewproxy.com/EnvestnetETF/broadridgevsm/.

Question:	Are there any material differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:	No. There are no material differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective date of the agreements.

Question:	How will my approval of the New Investment Advisory Agreement affect the expenses of the Funds?

Answer:	The approval of the New Investment Advisory Agreement is not anticipated to have any effect on the expenses of the Funds.

Question:	What are the primary reasons for the selection of the Adviser as the investment adviser of the Funds?

Answer:	The Board weighed a number of factors in reaching its decision to approve the Adviser as the investment adviser for the Funds, including the history, reputation, qualifications and resources of the Adviser, and the fact that the Funds’ portfolio managers will continue to serve as portfolio managers to the Funds following the Transaction. Other expected benefits to the shareholders of the Funds include providing continuity in the portfolio management of the Funds, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

Question:	Why am I being asked to approve adjournments of the Special Meeting to solicit additional proxies?

Q&A	3

Answer:	It is important that shareholders of a Fund vote by telephone or Internet or complete and return signed proxy cards promptly to ensure there is a quorum for the Special Meeting. You may be contacted by a representative of the Trust or a proxy solicitor, if we do not hear from you. It may become necessary from time to time to adjourn the Special Meeting with respect to one or more Funds in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the New Investment Advisory Agreement with respect to such Funds. If the proposal to approve adjournments of the Special Meeting is approved with respect to a Fund and a quorum is not present at the Special Meeting with respect to such Fund, it is expected that the holder of proxies will vote to authorize the adjournment of the Special Meeting in order to solicit additional proxies. Even if a quorum is present at the Special Meeting with respect to a Fund, but there are insufficient votes to approve the New Investment Advisory Agreement with respect to such Fund, it is also expected that the holder of proxies will vote to authorize the adjournment of the Special Meeting to solicit additional proxies.

Question:	Who is Broadridge Financial Solutions, Inc.?

Answer:
Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting for each Fund, a quorum must be reached. If a quorum is not attained for a Fund, the meeting with respect to such Fund must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:	The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:	Shareholders of record of each Fund as of the Record Date are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Question:	What vote is required?

Answer:	Approval of the New Investment Advisory Agreement with the Adviser for a Fund, requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of such Fund. As defined in the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon. A majority of the votes cast, either in person or by proxy, at the Special Meeting with respect to a Fund is required to approve any adjournment(s) of the Special Meeting with respect to such Fund, even if the number of votes cast is fewer than the number required for a quorum.

Question:	How do I vote my shares?

Answer:	Although you may attend the Special Meeting virtually, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card(s) and mailing the Proxy Card(s) in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card(s) and following the recorded instructions.

In addition, you may vote through the Internet by visiting the website located on your Proxy Card(s) and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Funds’ proxy information line at 1-844-557-9027.

If you simply sign and date the Proxy Card(s) but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting virtually.

Question:	Whom should I call for additional information about this Proxy Statement or the Funds?

Answer:
If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy information line at 1-844-557-9027. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Central time.

Question:	How is a quorum for the Special Meeting established?

Answer:	For each Fund, a quorum required one-third of such’s Fund’s outstanding shares entitled to vote, present in person or represented by proxy.

Q&A	4

Please complete, sign and return the enclosed Proxy Card(s) in the enclosed envelope. You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed Proxy Card(s). No postage is required if mailed in the United States.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Q&A	5

ActivePassive Core Bond ETF
ActivePassive Intermediate Municipal Bond ETF
ActivePassive International Equity ETF
ActivePassive U.S. Equity ETF

Each, a series of Trust for Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
to be held January 8, 2025

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special joint meeting (the “Special Meeting”) of the shareholders of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, to be held in a virtual meeting format only at https://www.viewproxy.com/EnvestnetETF/broadridgevsm/, on January 8, 2025, at 10:00 a.m. Central time for the purpose of considering the following proposals (each, a “Proposal,” and together, the “Proposals”):

Proposal 1:
To approve an investment advisory agreement between Envestnet Asset Management, Inc. (“Envestnet”) and the Trust, on behalf of each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF.

Proposal 2:	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

Shareholders of each Fund will vote separately on the Proposals. A Proposal will be effected with respect to an individual Fund only if such Fund’s shareholders approve the Proposal but will not be contingent on approval of the Proposal by any other Fund’s shareholders.

The Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended, has unanimously approved an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds. However, shareholder approval is required to proceed. The Board believes that the proposals are in the best interests of each Fund and its shareholders and recommends that you vote in favor of the proposals.

Shareholders of record of each Fund at the close of business on October 28, 2024 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

/s/ Jay S. Fitton

Jay S. Fitton, Secretary
Trust for Professional Managers
[...], 2024

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PRELIMINARY PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

ActivePassive Core Bond ETF
ActivePassive Intermediate Municipal Bond ETF
ActivePassive International Equity ETF
ActivePassive U.S. Equity ETF

Each, a Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-617-0004

TO BE HELD ON JANUARY 8, 2025

This Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust. has called a special joint meeting (the “Special Meeting”) of the shareholders of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF (each, a “Fund,” and collectively, the “Funds”), to be held in a virtual meeting format only at https://www.viewproxy.com/EnvestnetETF/broadridgevsm/, on January 8, 2025 at 10:00 a.m. Central time.

Shareholders of record of each Fund at the close of business on the record date, established as October 28, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement, including the proxy card, is expected to be mailed to shareholders on or about November 13, 2024. The Special Meeting is being held to vote on the following proposals (each, a “Proposal,” and together, the “Proposals”) and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal 1:
To approve an investment advisory agreement between Envestnet Asset Management, Inc. (“Envestnet”) and the Trust, on behalf of each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF.

Proposal 2:	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

Shareholders of each Fund will vote separately on the Proposals. A Proposal will be effected with respect to an individual Fund only if such Fund’s shareholders approve the Proposal but will not be contingent on approval of the Proposal by any other Fund’s shareholders.

Proxy Statement	1

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 8, 2025:

The Notice of Special Meeting, Proxy Statement and Proxy Card(s) are available at [www.proxyvote.com]. To obtain instructions to attend the Special Meeting virtually, please call 1-844-557-9027. For a free copy of the Funds’ latest annual and/or semi-annual report, call 1-800-617-0004 or visit the Funds’ website at www.activepassive.com or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

PROPOSAL 1

Background and Legal Requirements in Approving the New Investment Advisory Agreement

Envestnet has served as the investment adviser to the Funds since their inception on May 2, 2023. On July 11, 2024, Envestnet , Inc. (the “Company”), the parent company of Envestnet, agreed to be acquired by vehicles managed or advised by Bain Capital Private Equity, LP, a Delaware limited partnership and a private equity firm (“Bain”), and certain minority co-investors, pursuant to which Bain will acquire, through its ownership of the Company, a majority ownership equity stake in Envestnet (the “Transaction”). The closing of the Transaction, which is expected in the fourth quarter of 2024, subject to the satisfaction of customary closing conditions, including required regulatory approvals, may be deemed to result in an assignment, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the current investment advisory agreement between the Trust, on behalf of the Funds, and Envestnet dated February 28, 2023 (the “Current Investment Advisory Agreement”) and, as a result, its automatic termination.

In connection with the Transaction, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund of which you are a shareholder, and Envestnet (the “New Investment Advisory Agreement”), which will allow Envestnet to continue to serve as the Fund’s investment adviser following closing on the Transaction. The Transaction and approval of the New Investment Advisory Agreement will not result in any significant changes for the shareholders of each of the Funds. The Funds’ principal investment strategies will not change as a result of approval of the New Investment Advisory Agreement and the unitary management fee paid by each Fund to Envestnet, and the services provided by Envestnet to each Fund will be the same under the New Investment Advisory Agreement as they are under the Current Investment Advisory Agreement. There will be no change to the Funds’ portfolio managers and the same investment sub-advisers that currently serve each Fund will be unchanged. The 1940 Act requires that the New Investment Advisory Agreement as it relates to a Fund be approved by both a majority of the Independent Trustees and a “majority of the outstanding voting securities” of such Fund as such term is defined in the 1940 Act. The New Investment Advisory Agreement will become effective with respect to a Fund upon the later of (i) the closing of the Transactions and (ii) approval by such Fund’s shareholders. Shareholders of each Fund will vote separately on the approval of the New Investment Advisory Agreement. The New Investment Advisory Agreement will go effective with respect to an individual Fund only if that Fund’s shareholders approve the New Investment Advisory Agreement but will not be contingent on approval of the New Investment Advisory Agreement by any other Fund’s shareholders.

The New Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser, is substantially identical to the Current Investment Advisory Agreement, except for its effective date. A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

Proxy Statement	2

At an in-person meeting of the Board held on October 17, 2024, the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (the “Independent Trustees”), voted unanimously to approve the New Investment Advisory Agreement. The Board also voted unanimously to recommend that shareholders of each Fund approve the proposed New Investment Advisory Agreement.

The Independent Trustees last approved the Current Investment Advisory Agreement on August 15, 2024 as part of the Board’s regular annual review process. The Current Investment Advisory Agreement was last approved by each Fund’s initial shareholder on April 14, 2023.

At an in-person meeting held on October 17, 2024, the Board, including a majority of the Independent Trustees, unanimously approved an interim investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act, between the Trust, on behalf of each of the Funds, and Envestnet (the “Interim Investment Advisory Agreement”). Rule 15a-4, in relevant part, permits the appointment of an investment adviser on an interim basis, without shareholder approval when such approval would otherwise be required, subject to certain conditions. If the Transaction closes prior to shareholder approval of the New Investment Advisory Agreement with respect to a Fund, the Interim Investment Advisory Agreement will allow Envestnet to serve as investment adviser to such Fund or Funds for a period of up to 150 days following closing. The Interim Investment Advisory Agreement will terminate with respect to a Fund upon the sooner to occur of (1) 150 days after the effective date of the Interim Investment Advisory Agreement, or (2) the approval by such Fund’s shareholders of the New Investment Advisory Agreement.

The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement except for the effective date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser during this interim period with respect to a Fund will be held in an escrow account at U.S. Bank, N.A. until shareholders of such Fund approve the New Investment Advisory Agreement. Fees that are held in the escrow account with respect to a Fund, including interest earned, will be paid to the Adviser if such Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement. If shareholders of a Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account relating to such Fund, plus interest.

If a Fund’s shareholders do not approve Envestnet as the investment adviser within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for such Fund, including, but not limited to, consideration of appointing another investment adviser to manage such Fund, seeking exemptive relief from the SEC to permit Envestnet to continue managing such Fund, or liquidating such Fund.

To achieve the investment objectives of the Funds, Envestnet utilizes sub-advisers with expertise in various types of investment strategies using a “manager of managers” approach. Envestnet selects the sub-advisers for the Funds, subject to approval by the Board, and allocates the assets of each Fund among its respective sub-advisers. The Trust applied for, and the SEC has granted, an exemptive order with respect to the Funds that permits Envestnet, subject to certain conditions, to terminate existing sub-

Proxy Statement	3

advisers or hire new sub-advisers for the Funds, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board and each Fund’s initial shareholder. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The existing sub-advisers to the Funds (collectively, the “Sub-Advisers”) are as follows:

Fund	Sub-Advisers
ActivePassive Core Bond ETF	Neuberger Berman Investment Advisers, LLC Sage Advisory Services, Ltd. Co.
ActivePassive Intermediate Municipal Bond ETF	GW&K Investment Management, LLC
ActivePassive International Equity ETF	Causeway Capital Management LLC Lazard Asset Management LLC
ActivePassive U.S. Equity ETF	The London Company of Virginia, LLC

There will be no change to the Sub-Advisers as a result of the New Investment Advisory Agreement, or to the sub-advisory agreements between Envestnet and the Sub-Advisers (the “Sub-Advisory Agreements”). However, under the terms of the Sub-Advisory Agreements, the termination of Envestnet’s investment advisory agreement will cause the termination of the Sub-Advisory Agreements. The Board has approved new Sub-Advisory Agreements, as permitted under the exemptive order, to go effective upon the closing of the Transaction with terms that are the same as those in the current Sub-Advisory Agreements.

Compensation Paid to Envestnet Asset Management, Inc.

Under the Current Investment Advisory Agreement, Envestnet is entitled to receive a monthly management fee computed at an annual rate of 0.35%, 0.35%, 0.45% and 0.30% of the ActivePassive Core Bond ETF’s, ActivePassive Intermediate Municipal Bond ETF’s, ActivePassive International Equity ETF’s, and ActivePassive U.S. Equity ETF’s, respectively, average daily net assets in return for the services provided by Envestnet as the investment adviser to the Funds. The fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Current Investment Advisory Agreement. For the fiscal year September 1, 2023 through August 31, 2024, the Funds paid the following investment management fees:

Fund	Management Fee
Core Bond ETF	$1,299,392
Intermediate Municipal Bond ETF	$279,764
International Equity ETF	$1,687,414
U.S. Equity ETF	$2,375,960

Information about Envestnet Asset Management, Inc.

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s principal office is located at 150 North Riverside Plaza, Suite 2050, Chicago, Illinois 60606. The Adviser is a wholly owned subsidiary of Envestnet, Inc., a Delaware corporation, located at 1000 Chesterbrook

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Boulevard, Suite 250, Berwyn, Pennsylvania 19312. As of June 30, 2024, Envestnet had assets under management of approximately $472billion, and an additional $471 billion in assets under administration. Envestnet does not act as investment adviser or sub-adviser to another investment company with an investment objective similar to any of the Funds.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

Name	Position/Principal Occupation
Brandon R. Thomas	Co-Chief Investment Officer
Shelly S. O’Brien	Chief Legal Officer / General Counsel / Secretary
Debra J. Devoe	Senior Vice President / Chief Compliance Officer / Managing Director
Dana M. D’Auria	Co-Chief Investment Officer
Thomas M. Sipp	Executive Vice President
Joshua B. Warren	Chief Financial Officer
James L. Fox	Interim Chief Executive Officer

The following table sets forth the name of each person that beneficially owns 10% or more of the outstanding voting securities of the Adviser prior to the close of the Transaction.

Name and Address	% of Voting Securities Held Prior to the Close of the Transaction
BlackRock, Inc.	14.60%
The Vanguard Group	10.90%

The principal office of Bain Capital Private Equity, LP is 200 Clarendon Street, Boston, MA 02116.

Following closing of the Transaction, Envestnet is expected to remain a wholly-owned subsidiary of Envestnet, Inc., which will be controlled by Bain Capital Private Equity, LP.

Summary of the New Investment Advisory Agreement and the Current Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Advisory Agreement have been included in this summary. The investment advisory services to be provided by Envestnet and the fee structure under the New Investment Advisory Agreement are identical to the services previously provided by Envestnet and the fee structure under the Current Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Funds by taking on certain responsibilities, including the responsibility to: (i) furnish the Funds with advice and recommendations with respect to the investment of

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the Funds’ assets and the purchase and sale of portfolio securities and other permitted investments for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iii) designate the identity, quantity and weighting of the securities and other instruments (and amount of cash, if any) to be accepted in exchange for creation units of the Funds or that will be applicable that day to redemption requests received by the Funds (which may differ) and such designations may be amended by the Adviser during the day: (iv) make recommendations with respect to the hiring, termination and replacement of each Sub-Adviser; (v) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Funds, and take other actions on behalf of the Funds; (vi) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets that the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (viii) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including participating at least annually in a meeting of the Board. It is understood and agreed that the Adviser shall have no obligation to initiate or pursue litigation on behalf of the Funds.

Brokerage. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that, to the extent not delegated to a sub-adviser, the Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board. The Adviser’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement have a unitary fee structure. Under both the New Investment Advisory Agreement and the Current Investment Advisory Agreement, the Adviser agrees to pay all expenses incurred by the Funds except for the management fee paid to the Adviser pursuant to the Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act (collectively, “Excluded Expenses”). The Adviser bears its own cost of providing services under both the New Investment Advisory Agreement and the Current Investment Advisory Agreement.

Management Fees. Under both the New Investment Advisory Agreement and the Current Investment Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee computed daily and paid monthly, based on an annual rate equal to 0.35%, 0.35%, 0.45% and 0.30% of the ActivePassive Core Bond ETF’s, ActivePassive Intermediate Municipal Bond ETF’s, ActivePassive International Equity ETF’s, and ActivePassive U.S. Equity ETF’s, respectively, average daily net assets.

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Duration and Termination. The Current Investment Advisory Agreement became effective at the time each Fund commenced operations. The New Investment Advisory Agreement will become effective with respect to a Fund upon the later of (i) the closing of the Transaction and (ii) approval by an affirmative vote of a majority of the outstanding voting securities of that Fund. Both the Current Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect with respect to a Fund for an initial period of two years, unless sooner terminated with respect to that Fund, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the applicable Fund and (ii) the vote of a majority of the Independent Trustees. Both the Current Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, with respect to a Fund, on 60 days’ prior written notice, by such Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of such Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, considered its fiduciary responsibilities with regard to the Funds and also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by the Adviser since each Fund’s inception compared to the quality of services expected to be provided to a Fund with the Adviser as the investment adviser going forward; (2) the investment performance of the Funds while managed by the Adviser; (3) the fact that terms of the New Investment Advisory Agreement are not materially different than the terms of the Current Investment Advisory Agreement; (4) the fact that Envestnet is retaining the Funds’ current sub-advisers and portfolio managers to continue managing the Funds, as well as the fact that the Funds will benefit from the depth of investment talent and resources of Envestnet and each of the Funds’ sub-advisers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Current Investment Advisory; (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting of the Board on October 17, 2024. A summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions, follows. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services To Be Provided to the Funds. The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ operations by the Adviser’s staff under the Current Investment Advisory Agreement and as anticipated under the New Investment Advisory Agreement. The Trustees considered

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the Adviser’s specific responsibilities in all aspects of day-to-day management of each of the Funds, including its recommendations with respect to the hiring, termination or replacement of one or more sub-advisers to the Funds and its oversight of investment strategies implemented by any such sub-advisers. The Trustees also considered the qualifications, experience and responsibilities of Brandon R. Thomas, Janis Zvingelis, Greg Classen, and Tim Murphy, who serve as co-portfolio managers for the segment of the assets managed by the Adviser for each of the Funds, and other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Funds’ performance and outlook, along with the compliance efforts made by the Adviser, including reports provided by the Adviser in its role as the Funds’ valuation designee. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and oversight of the compliance program of each Fund’s sub-adviser(s), as applicable. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and managing each Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Funds and the Adviser. The Trustees discussed the performance of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF and ActivePassive U.S. Equity ETF for the quarter and since inception periods ended June 30, 2024 under the Current Investment Advisory Agreement. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg U.S. Aggregate Bond Index for the ActivePassive Core Bond ETF, the Bloomberg Muni 1-10 Year Blend Total Return Index for the ActivePassive Intermediate Municipal Bond ETF, the S&P Classic ADR Composite Index (USD) NTR Index for the ActivePassive International Equity ETF, and the CRSP U.S. Total Market Total Return Index for the ActivePassive U.S. Equity ETF) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. intermediate core plus bond exchange-traded funds for the ActivePassive Core Bond ETF, U.S. municipal national intermediate exchange-traded funds for the ActivePassive Intermediate Municipal Bond ETF, U.S. foreign large-cap blend exchange-traded funds for the ActivePassive International Equity ETF, and U.S. large-cap blend funds for the ActivePassive U.S. Equity ETF) (each, a “Barrington Cohort”). The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as any of the Funds.

The Trustees noted the ActivePassive Core Bond ETF’s performance for the one-year period ended June 30, 2024 was below the Barrington Cohort average. The Trustees noted that for each of the year-to-date, one-year and since inception periods ended June 30, 2024, the ActivePassive Core Bond ETF had outperformed the Bloomberg US Aggregate Bond Index.

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The Trustees noted the ActivePassive Intermediate Municipal Bond ETF’s performance for the one-year period ended June 30, 2024 was below the Barrington Cohort average. The Trustees noted that for the year-to-date, one-year and since inception periods ended June 30, 2024, the ActivePassive Intermediate Municipal Bond ETF had underperformed the Bloomberg Muni 1-10 Year Blend Total Return Index.

The Trustees noted the ActivePassive International Equity ETF’s performance for the one-year period ended June 30, 2024 was above the Barrington Cohort average. The Trustees noted that for the year-to-date, one-year and since inception periods ended June 30, 2024, the ActivePassive International Equity ETF had outperformed the S&P Classic ADR Composite Index (USD) NTR Index.

The Trustees noted the ActivePassive U.S. Equity ETF’s performance for the one-year period ended June 30, 2024 was above the Barrington Cohort average. The Trustees noted that for the year-to-date, one-year and since inception periods ended June 30, 2024, the ActivePassive U.S. Equity ETF had outperformed the CRSP US Total Market Total Return Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing the sub-advisers to each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF and ActivePassive International Equity ETF and providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management under the New Investment Advisory Agreement.

Costs of Service and Profits To Be Realized by the Adviser. The Trustees considered the proposed cost of services and the structure of the Adviser’s fees under the New Investment Advisory Agreement, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees took into consideration that each Fund’s management fee was a “unitary management fee” whereby the Adviser agrees to pay all expenses incurred by each Fund, except the unitary management fee payable to the Adviser and certain other excluded expenses of the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. In reviewing each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, and ActivePassive International Equity ETF fees and total expense structure, the Trustees took into account each Fund’s “manager of managers” structure, noting that the Adviser pays each Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the New Investment Advisory Agreement, as well as the Funds’ brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the October 17, 2024 meeting at which the New Investment Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the ActivePassive Core Bond ETF’s contractual management fee of 0.35% was below the Barrington Cohort average of 0.43%. The Trustees further noted that the Fund’s

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total expense ratio of 0.36% (which includes acquired fund fees and expenses) was below the Barrington Cohort average of 0.45%.

The Trustees noted that the ActivePassive Intermediate Municipal Bond ETF’s contractual management fee of 0.35% was below the Barrington Cohort average of 0.36%. The Trustees further noted that the Fund’s total expense ratio of 0.36% (which includes acquired fund fees and expenses) was above the Barrington Cohort average of 0.33%.

The Trustees noted that the ActivePassive International Equity ETF’s contractual management fee of 0.45% was below the Barrington Cohort average of 0.54%. The Trustees further noted that the Fund’s total expense ratio of 0.45% was below the Barrington Cohort average of 0.54%.

The Trustees noted that the ActivePassive U.S. Equity ETF’s contractual management fee of 0.30% was below the Barrington Cohort average of 0.47%. The Trustees further noted that the Fund’s total expense ratio of 0.33% (which includes acquired fund fees and expenses) was below the Barrington Cohort average of 0.52%.

The Trustees concluded that each Fund’s expenses and the proposed management fees paid to the Adviser were fair and reasonable in light of the comparative performance under the Current Investment Advisory Agreement, expense and management fee information and, with respect to each of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, and ActivePassive International Equity ETF, considering each Fund’s “manager-of-managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profits from sponsoring the ActivePassive U.S. Equity ETF under the Current Investment Advisory Agreement was not excessive, and that the remaining ETFs were not yet profitable, and that the Adviser maintained adequate profit levels to support the services to the Funds from the revenues of its overall investment advisory business.

Extent of Economies of Scale as the Funds Grow. The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund’s proposed management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that each Fund’s proposed management fee structure did not contain any breakpoint reductions as each Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure, the Trustees concluded that the proposed fee structure was reasonable..

Benefits Derived from the Relationship with the Funds. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the ActivePassive ETFs..

Conclusions. The Trustees considered all of the foregoing factors. In considering the approval of the New Investment Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the proposed New

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Investment Advisory Agreement for an initial two-year term as being in the best interests of each Fund and its shareholders.

Based on all of the foregoing, the Trustees recommend that shareholders of the Funds vote FOR the approval of the New Investment Advisory Agreement.

PROPOSAL 2

The purpose of Proposal 2 is to authorize the holder of proxies solicited under this Proxy Statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum for a Fund or to approve Proposal 1 with respect to a Fund.

One or more adjournments may be made without notice other than an announcement at the Meeting, to the extent permitted by applicable law and the Trust’s governing documents. Any adjournment of the Meeting with respect to a Fund for the purpose of soliciting additional proxies will allow such Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.

The Trustees recommend that shareholders of the Funds vote FOR the approval of Proposal 2.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or parent or subsidiary of the Adviser, or had a material interest in any transaction or proposed transaction to which the Adviser or any parent or subsidiary of the Adviser was a party.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of the Record Date, the ActivePassive Core Bond ETF had [...] shares outstanding, the ActivePassive Intermediate Municipal Bond ETF had [...] shares outstanding, the ActivePassive International Equity ETF had [...] shares outstanding, and the ActivePassive U.S. Equity ETF had [...] shares outstanding.

Management Ownership. As of the Record Date, no officer or Trustee of the Trust as a group owned of record or beneficially any of the Funds’ outstanding shares.

Record Date. Shareholders of record of each Fund at the close of business on October 28, 2024 will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed below, to the knowledge of the Funds, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of a Fund as of the Record Date. Each whole share of a Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

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Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of the Record Date, no person was a control person of a Fund, and all Trustees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Exchange Act) less than 1% of the shares of the Funds. As of the Record Date, the shareholders indicated below were known by the Funds to be a principal shareholder of the Funds:

ActivePassive Core Bond ETF
Name and Address	% Ownership	Total Number of Shares	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]

ActivePassive Intermediate Municipal Bond ETF
Name and Address	% Ownership	Total Number of Shares	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]

ActivePassive International Equity ETF
Name and Address	% Ownership	Total Number of Shares	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]

ActivePassive U.S. Equity ETF
Name and Address	% Ownership	Total Number of Shares	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]
[...]	[...]%	[...]	Record	[...]	[...]

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of Fund shares. Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Funds’ “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares,” a description of which is included in the Funds’ Statement of Additional Information dated December 29, 2023. The Funds do not execute portfolio transactions through affiliated brokers.

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GENERAL INFORMATION

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about November 13, 2024. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds. The Adviser has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management, internet and telephone voting services in addition to the mailing of the proxy statement. In addition, Broadridge may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds. The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Jay S. Fitton, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting virtually and voting; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, brokers holding shares of a Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.” Broker non-votes will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal. Because the proposals on the agenda are non-discretionary, the Funds do not expect to receive broker non-votes.

All proxies solicited by the Board that are properly executed and received by the Trust’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the proposal. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations. If the Funds do not receive your proxy by a certain time, you may receive a

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telephone call from Broadridge, Trust officers, employees or agents asking you to vote. The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser. The estimated cost of the solicitation is $43,696.

Attendance at the Special Meeting

The Special Meeting will be held in a virtual meeting format only. You can attend and participate in the Special Meeting by registering online at https://www.viewproxy.com/EnvestnetETF/broadridgevsm/ here you will be able to listen to the Special Meeting live, submit questions and vote.

Eligible shareholders whose shares of a Fund are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than January 7, 2025, but in any event must be received by the scheduled time for commencement of the Special Meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/EnvestnetETF/broadridgevsm/ submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of a Fund present virtually, or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Eligible shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Quorum Required

A quorum for each Fund is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting with respect to such Fund.

Adjournment

If a quorum is not present at the Special Meeting with respect to a Fund, or if a quorum is present at the Special Meeting with respect to a Fund but sufficient votes to approve a proposal are not received with respect to such Fund, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting with respect to such Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of a Fund present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all

Proxy Statement	14

shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement with respect to each Fund in order to retain the Adviser as the investment adviser for such Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of such Fund. As defined in the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

Each Fund will vote separately on Proposal 1. It is possible that Proposal 1 may be approved by shareholders of one Fund but not by shareholders of another. If that were the case, the Adviser expects that the shareholder meeting would be adjourned for the particular Fund to give more time to solicit shareholder votes in favor of Proposal 1 with respect to such Fund. Proposal 1 will be implemented with respect to the Funds that approved it. If shareholders of any Fund do not approve Proposal 1, the Board will consider other possible courses of action for such Fund or Funds.

The approval of any adjournment(s) of the Special Meeting requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Service Providers

The Funds’ investment adviser is Envestnet Asset Management, Inc., located at 150 North Riverside Plaza, Suite 2050, Chicago, Illinois 60606. The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ custodian. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor and principal underwriter to the Funds.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials please call 1-800-617-0004 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions

Proxy Statement	15

to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received at a reasonable time before the Trust begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Proxy Statement	16

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

with

ENVESTNET ASSET MANAGEMENT, INC.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the […] day of […], 2025, by and between Trust for Professional Managers, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (each such series, the “Fund” and together the “Funds”), and Envestnet Asset Management, Inc. (the “Adviser”), a Delaware corporation.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”), including in the form of creation units, in separate series, with such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of providing investment advisory services; and

WHEREAS, the Trust desires to retain the Adviser to render investment advice and advisory services to the Funds pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related advisory services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objective(s), policies and restrictions of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation: the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws (“By-Laws”), each as amended from time to time; the Funds’ current prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere, in all material respects, to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law. Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser (each, a “Sub-Adviser”), which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the Sub-Adviser shall furnish the services specified therein to the Adviser or a Fund. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a Sub-Adviser.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for, and use of financial instruments by, the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board of Trustees; (iii) designate the identity, quantity and weighting of the securities and other instruments (and amount of cash, if any) to be accepted in exchange for creation units of the Funds or that will be applicable that day to redemption requests received by the Funds (which may differ) and such designations may be amended by the Adviser during the day: (iv) make recommendations with respect to the hiring, termination and replacement of each Sub-Adviser; (v) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Funds, and take other actions on behalf of the Funds; (vi) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets that the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (viii) render to the Board of Trustees such periodic and special reports with respect to the Funds’ investment activities as the Board of Trustees may reasonably request, including participating at least annually in a meeting of the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate or pursue litigation on behalf of the Funds.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees and compliance with the Trust’s affiliated brokerage procedures. The Adviser’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Funds. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the investment advice and related advisory services to the Funds as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in material conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the Investment Company Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the Investment Company Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or the Funds. It is expressly understood and agreed that the services to be rendered by the Adviser to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the management fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act (collectively, “Excluded Expenses”). The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, a Sub-Adviser.

7. MANAGEMENT FEE.

(a) Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, a management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial payment of the management fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth in this subsection. If this Agreement is terminated prior to the end of any month, the management fee to the Adviser shall be prorated for the portion of such month during which this Agreement is in effect and shall be payable within ten (10) days after the date of termination. Any prorated fee to the Adviser shall be calculated based on the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Funds.

(e) The Adviser may voluntarily or contractually waive all or a portion of the management fee payable to the Adviser hereunder.

8. NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use the Fund’s assets in connection with any borrowing not directly for the Funds’ benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing. Any borrowing on behalf of the Funds must be approved in advance by the Board of Trustees and made in accordance with the requirements of the Investment Company Act and the Investment Policies.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Funds’ administrator and Chief Compliance Officer as shall be reasonably necessary to permit the administrator and Chief Compliance Officer to satisfy their respective obligations to the Funds and respond to the reasonable requests of the Board of Trustees. The Adviser agrees to promptly notify the Trust of any material violations of its compliance policies that affect the Trust or the Funds. The Adviser shall provide such information as may reasonably be requested by the Board of Trustees under Section 15(c) of the Investment Company Act in connection with the Trustees’ annual consideration of this Agreement.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Funds as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust relevant to the Adviser’s services to the Funds. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Funds’ offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Funds for any loss (including brokerage charges) incurred by the Funds as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Funds may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified

Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser shall not consult with any non-affiliated investment adviser of any other series of the Trust concerning transactions for the Funds or any other series of the Trust.

14. TERM. This Agreement shall become effective with respect to each Fund upon the later of the date set forth above or the date this Agreement has been approved by shareholders of a Fund, and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof (the “Independent Trustees”), cast in person (or in another manner permitted by the Investment Company Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15. RIGHT TO USE NAME.

(a) The Adviser warrants that the Funds’ names are not deceptive or misleading. Any concern regarding copyright, trademark, or patent infringement with respect to the portion of the name used by the Funds derived from the Adviser’s and/or any Sub-Adviser’s name shall be resolved by the Adviser. The Adviser shall at all times have all rights in and to the portion of the Funds’ names, as listed on Schedule A hereto, or any name derived from using the name “Envestnet Asset Management, Inc.” or “ActivePassive™.” The Funds shall have a license to use, but have no other rights in or to, the name “Envestnet Asset Management, Inc.,” and “ActivePassive™” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this

Agreement shall no longer be in effect, the Funds shall cease to use such a name or any other name connected with the Adviser.

(b) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Funds. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Funds’ affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Funds maintained by the Adviser on behalf of the Funds.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act and rules and regulations thereunder.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and

the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

23. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein. No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the Investment Company Act (currently, by the vote of a majority of the outstanding voting securities of the Funds unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval). This Agreement shall apply with respect to the series identified in Schedule A, as it may be modified from time to time and shall not affect any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf its series listed on Schedule A	ENVESTNET ASSET MANAGEMENT, INC.

By:	By:
Name: John P. Buckel	Name: Gregory A. Classen
Title: President	Title: Principal Director, Portfolio Management

SCHEDULE A

Series of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
ActivePassive U.S. Equity ETF (APUE)	0.30%
ActivePassive International Equity ETF (APIE)	0.45%
ActivePassive Intermediate Municipal Bond ETF (APMU)	0.35%
ActivePassive Core Bond ETF (APCB)	0.35%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR code above. 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call toll-free 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:          V58776-S99427 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	The Board of Trustees unanimously recommends you vote FOR the following proposals:	For	Against	Abstain

1.	To approve an investment advisory agreement between Envestnet Asset Management, Inc. (“Envestnet”) and the Trust, on behalf of the [...] ETF.	☐	☐	☐

2.	To approve one or more adjournments of the Special Joint Meeting to a later date to solicit additional proxies.	☐	☐	☐

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed above, and will be voted in the discretion of the proxy holder(s) on any other matters that may properly come before the special meeting or any adjournment(s) or postponement(s) thereof. If this proxy is properly executed but no direction is made with regard to the proposals included in the proxy statement, such votes entitled to be cast by the undersigned will be cast “For” such proposals.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

Trust for Professional Managers
[...] ETF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 8, 2025 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby appoints Jennifer A. Lima and Shannon L. Coyle, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the special joint meeting of shareholders of the ActivePassive Core Bond ETF, ActivePassive Intermediate Municipal Bond ETF, ActivePassive International Equity ETF, and ActivePassive U.S. Equity ETF (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, to be held in a virtual meeting format only at 10:00 a.m. Central Time on January 8, 2025 at https://www.viewproxy.com/EnvestnetETF/broadridgevsm/, and at any and all adjournments and postponements thereof (the "Special Meeting"), all shares of each Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the proposals listed on the reverse side of this proxy card.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE